S.C. VERCUEIL

BA LLB (Pret)

PROKUREUR NOTARIS & AKTEUITMAKER
ATTORNEY NOTARY & CONVEYANCER

2de Vloer, Metroden Park Gebou
Vermeulenstraat 572
POSBUS 56583
ARCADIA
0007
Docex 12, Hatfield
Tel: (012) 323-8464
Faks: (012) 323-6355
Sel: 083 389 0686

2nd Floor, Metroden Park Building
572 Vermeulen Street
P O BOX 56583
ARCADIA
0007
Docex 12, Hatfield
Tel: (012) 323-8464
Fax: (012) 323-6355
Cell: 083 389 0686

Ons verw: SC VERCUEIL/cm
U verw:

TO WHOM IT MAY CONCERN

29 May 2003

Dear Sir,

RE: NOTARIAL MINERAL LEASE : OMARURU MINERALS (PTY) LTD / OMARURU EXPLORATION COMPANY (PTY) LTD

I the undersigned,

STEPHANUS CORNELIUS VERCUEIL

Admitted Notary of the High Court of South Africa hereby certify that the mentioned Notarial Mineral Lease (copy attached) was executed before me on 15 May 2003. The said lease will be registered in the Deeds Office in Pretoria as soon as possible. I confirm that the lease is a binding contract between the parties.

STEPHANUS CORNELIUS VERCUEIL
NOTARY PUBLIC
PRETORIA

GB-1

PROTOCOL NO: 4/03

NOTARIAL MINERAL LEASE

BE IT HEREBY MADE KNOWN:

THAT on this 15 day of MAY 2003, before me,

STEPHANUS CORNELIUS VERCUEIL

notary public, duly sworn and admitted, residing and practising at PRETORIA in the GAUTENG Province of the Republic of South Africa, and in the presence of the undersigned witnesses personally came and appeared

ANDREW DALE PAUL

In his capacity as the duly authorised agent of

OMARURU MINERALS (PTY) LTD

Registration Number: 1958/000543/07

he the said appearer,.being duly authorised hereto by virtue of a resolution signed at PRETORIA on the 15TH day of MAY 2003 and granted to him by the Grantor,

and personally came and appeared:

ANDREW DALE PAUL

In his capacity as the duly authorised agent of

OMARURU EXPLORATION COMPANY (PTY) LTD

Registration Number: 2003/09156/07

he the said appearer. Being duly authorised hereto by virtue of a resolution signed at PRETORIA on the 15th day of MAY 2003 and granted to him by

Which resolutions have this day been exhibited to me, the notary, and remain filed of record in my protocol with the minute hereof.

AND THE APPEARER DECLARED THAT:

A. the Grantor is the holder of right to take possession of an treat or otherwise utilise mining material and to recover precious metals, therefrom; as more fully described in the list of Mineral claims hereto attached.

B. The Grantor has agreed to give and grant to the Lessee the sole and exclusive right to search.for, mine, win and recover precious metals in, or and under the Property, together with the further rights more fully set out hereunder.

NOW THEREFORE THE APPEARER DECLARED AS FOLLOWS:

1. **Interpretation**

1.1 The headnotes to the clauses of this lease are only for purposes of convenience and shall not affect or influence the meaning or interpretation thereof.

1.2 In this lease the following words and expressions shall have the meanings as set our hereunder:

1.2.1 "The Act" means the Minerals Act 50 of 1991 as amended;
1.2.2 "the Grantor" as defined in the description of the parties above;
1.2.3 "the Lessee" as defined in the description of the parties above;
1.2.4 "Minerals" or "Mineral Rights" or "Rights to Minerals" shall mean precious metals, inter alia gold and silver and associated metals, or the rights thereto, as the context may require;
1.2.5 "the Owner" shall mean the owner of the Property'

1.2.6 "the Property" shall mean the land in respect of which the Rights to Minerals as described in preamble A is held by the Grantor;

1.2.7 "Selling Price" shall mean the amount receivable by the Lessee for Minerals mined on the Property and sold by the Lessee.

1.3 A word of expression which indicates:

1.3.1 any gender, shall include the other genders;

1.3.2 a natural person, shall include juristic persons, and vice versa;

1.3.3 the singular shall include the plural, and vice versa.

2. **Warranties and undertakings**

The Grantor warrants in favour of the Lessee that:

2.1 he is the registered holder of the Mineral Rights;

2.2 no usufruct, fideicommissum, option, pre-emptive right, lease, prospecting contract or other restrictive condition exists in respect of the Grantor's rights in and to the Mineral Rights, which might prejudice or in any way detract from the rights of the Lessee in terms of this lease;

2.3 he will not grant to any third party any mining right (as defined in the Act), right, authority or consent to prospect or mine or to remove and dispose of any Minerals or other prior right which may interfere with or adversely affect the rights of the Lessee hereunder;

2.4 he will not be in breach of any other agreement by entering into and carrying out his obligations in terms of this lease.

3. Grant of rights

3.1 Upon and subject to the terms and conditions herein set forth, the Grantor hereby grants to the Lessee and the Lessee hereby accepts the sole and exclusive right to search for, dig, mine, quarry, win, remove, and for its own benefit and account to dispose of Minerals (as hereinbefore defined) in, on and under the Property.

3.2 This lease shall constitute the Grantor's written consent to the grant and issue to the Lessee of any permit or licence or authorisation required in terms of any law or regulation for the time being in force to prospect and mine for Minerals in, on and under the Property, and any renewal or extension thereof from time to time. Such consent shall ensure for the benefit of any cessionary or sublessee hereunder.

3.3 The Lessee shall at its own cost obtain such consents, permissions, licences and authorisations as are necessary or may be required by law either from the State or any other authority.

4. Commencement and duration

This Lease shall commence on the date of registration hereof, and shall endure until the Minerals, the subject of this lease, which can profitably be exploited by the Lessee are exhausted: Provided that:

4.1 the Lessee shall be entitled to abandon this lease in whole, or from time to time in part in respect of the Property, on giving to the Grantor not less than 3 (three) months' written notice of its intention so to do, which notice shall be given so as to expire at the end of a Quarter;

4.2 should the Lessee cease or suspend active mining operations on the Property for any reason other than force majeure, for a continuous period of not less than 6 (six) months, and fail to resume active mining operations within a period of two months after receipt of written notice from the Grantor calling upon it so to do, the Grantor shall be entitled to terminate this lease by written notice to the Lessee to that effect;

4.3 the method, menner and rate of mining, developing and exploring shall at all times be in the entire discretion of the Lessee, provided that it shall carry out its operations on the Property in accordance with the Act and all relevant regulations for the time being in force and shall comply with any requirements of the relevant government authority and provided that a third party is appointed to do the actual exploration as stated in 4.4

4.4 The Lessee shall appoint a third party to do the actual exploration of the minerals on such terms and conditions as approved by their Lessor. The appointment of the third party will be done subject to the approval thereof by the Lessor.

5. **Ancillary rights**

Without in any way limiting or detracting from the rights which the Lessee may have, as Lessee of the Rights of Minerals or under the Act, the Grantor, insofar as he is legally entitled so to do, grants to the Lessee, its officials, employees, contractors, agents or persons having business with the Lessee:

5.1 the unrestricted right of access to, way over and across from the Property, by pedestrian and vehicular traffic; and to establish and maintain roadways, pipelines, cable ways, conveyor belts or transport routes;

5.2 the right to erect, install and to remove temporary buildings, explosives, magazine, installations, machinery, telephone lines, powerlines and cables;

5.3 the right to the use of available surface and underground water on or under the Property, after.the Owner's reasonable requirements have been satisfied;

5.4 the right to sink boreholes, dig pits, to drill for water and have the exclusive use thereof;

5.5 the right to create and have dumps and heaps of waste material and ore on the Property;

5.6 the right to treat, refine, beneficiate, process and sell minerals mined on the Property;

5.7 the right to mine and exploit by any method, whether by way of opencast, total extraction, or any other mining method which now exists or which may subsequently be discovered;

5.8 preference over all other mining activities on the Property and the Grantor shall accordingly make all such other activities subject to the Lessee's activities.

6. **Lessee's obligations**

In the exercise of its rights in terms of this lease, the Lessee shall:

6.1 in selecting a site for the establishment and use of an explosives magazine, ensure that it complies with the requirements of the relevant regulations; such site shall at all time be securely fenced and access gates will be locked except when in use;

6.2 maintain all roads used by it and others requiring access to and way over the Property in connection with the Lessee's activities thereon, in a satisfactory trafficable conditions;

6.3 comply with all relevant laws and regulations for the time being in force in respect of its mining operations and activities ancillary and incidental thereto;

6.4 stack all waste material dumps neatly and in accordance with normal mining practice so as not to be insightly;

6.5 keep its employees on the Property under proper control and ensure that all employees housed on the Property are in possession of proper identification documents;

6.6 comply with any restrictive conditions subject to which the Mineral Rights are held by the Grantor.

7. Protection and indemnity

7.1 The Lessee shall during the tenure of this lease, take all such necessary steps and do all such acts, matters and things, and carry out its mining operations in such manner as will adequately safeguard and protect the rights, property and person, of any person or persons lawfully using or entitled to use the surface of

the Property, from any damage unlawfully caused by or through or in consequence of the exercise by it of its rights under this lease and shall compensate such person or persons for any such damage including damage to the surface or to any crops or improvements, which may be sustained by such person or persons as a result of the negligent exercise or conduct by it of its rights under this Lease or by any negligent act of omission incidental thereto.

7.2 The Lessee shall indemnify and hold harmless the Grantor against any claims that may be made against him by any third party for any loss, damage, injury or death arising out of the presence of the Lessee on the Property or its activities thereon.

7.3 The Lessee shall of his own cost obtain the necessary permission from the Department of Environmental Affairs to proceed with the mining activity. The said Lessee will also be liable for the rehabilitation of all mining sites after the termination of the mining activities.

The Grantor shall immediately notify the Lessee of any such claim, and the Lessee shall be entitled to contest, settle, compensate or otherwise deal therewith subject to it indemnifying the Grantor in respect of any legal costs; the Grantor will not himself settle or deal with such claim, save with the Lessee's consent, and shall afford the Lessee all reasonable co-operation and assistance in dealing with any such claim.

8 **Consideration**

8.1 As consideration for the rights hereby granted, the Lessee shall pay to the Grantor a royalty of 5% (FIVE PERCENT) of the Selling Price received by the Grantor: Provided that in respect of Minerals mined and removed from the Property which are not sold by the Less the royalty shall be calculated on the

fair current market price of the Minerals, which in the absence of agreement between the parties shall be determined by arbitration.

8.2 The royalty payable shall be paid monthly in arrear within 15 (FIFTEEN) days of the end of each month, and shall be calculated and paid on the price received by the Lessee during the preceding Quarter, or as may be determined in terms of the proviso to clause 8.1, and shall be accompanied by a statement, duly certified by the Lessee's secretary recording the quantity of Minerals sold and the price received therefor.

8.3 The Lessee shall maintain all such books, maps and records in regard to its mining on the Property and sales of Minerals as may be reasonably necessary to reflect and determine the royalty payable, and such books of account, maps and records shall at all reasonable times be open for inspection by the Grantor, or his duly authorised representative: Provided that the Grantor shall not be entitled to inspect any books, maps or records of such confidential nature that the inspection could be detrimental to the Lessee.

8.4 At the end of each financial year of the Lessee, it shall furnish to the Grantor a statement from the auditors of the Lessee certifying, from the books and records of the Lessee, the quantity of Minerals mined and removed from the Property, and the Selling Price received by the Lessee during the year in question.

9 Termination

On termination of this lease, whether by effluxion of time or otherwise:

9.1 the Lessee shall remain liable for all obligations arising prior to and including the date of termination and for all obligations which flow from such termination;

9.2 all boreholes created by the Lessee shall be left intact.

9.3 before finally vacating the Property the Lessee shall fill in or otherwise made safe all excavations or opencast workings and otherwise comply with the provisions of the Act.

10 Cession and assignment

The Lessee shall be entitled, on notifying the Grantor of its intention so to do, to cede, assign, transfer and make over unto and in favour of any person, syndicate or company all its rights and obligations hereunder or to sublet, tribute or in any other way dispose of its rights and / or obligations in terms of this lease. Any such cession, assignment or subletting shall be subject to the provisions of this lease unless otherwise agreed upon with the Grantor in writing, and the terms of this lease shall be binding on the successors-in-title of the parties hereto.

Provided that should the cessionary or sublessee be unable or fail to obtain the necessary authorisations within a reasonable time to enable it to carry on operations in terms of this lease the proposed cession or sublease shall lapse and the rights and obligations hereunder shall remain vested in the Lessee: Pending the issue of such authorisations, all activities on the Property in terms of this lease shall be conducted by and for the benefit and account of the Lessee.

11 Force majeure

The obligations of either party hereunder, other than the payment of money provided hereunder, shall be suspended to the extent and for the period that performance is prevented by any cause whether foreseeable or unforeseeable, beyond the reasonable control of the affected party, including without limitation, labour disputes (however arising and whether or not employee demands are reasonable or within the power of the party to grant), acts of God, laws, regulations, judgements or orders, proclamations, instructions or requests of any government or governmental entity; inability to obtain on reasonably acceptable terms any prospecting, mining or other authorisations; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of any environmental requirements; acts of war or conditions arising out of or attributable to war whether declared or undeclared; riot, civil strike, insurrection or rebellion, fire, explosion, natural disaster or other adverse conditions, or any other cause whether similar or dissimilar to the aforegoing. The affected party shall promptly give notice to the other party of the suspension of performance stating therein the nature of the suspension, the reason therefor and the expected duration thereof. The affected party shall resume performance as soon as reasonably possible. During the period of suspension, the obligations of the Lessee to make any payment pursuant to clause 8 shall be reduced to levels consistent with operations that are being conducted.

12 Breach

Should the Lessee fail to make any payment of the royalties or other payments due in terms of this lease, or commit a breach of any of the terms and conditions hereof and fail within 90 (NINETY) days (or such longer period as may in the circumstances be reasonable) of receipt of written notice from the Grantor to make such payment or remedy such default, the Grantor shall be entitled forthwith, by written notice to the

Lessee to cancel this lease and eject the Lessee from the Property, without prejudice to any further or other rights or remedies which the Grantor may have in respect of arrear royalties, damages or otherwise.

13 Arbitration

Should any difference or dispute arise between the parties under or in respect of this lease or the interpretation thereof or the performance by wither party of its obligations hereunder, and whether during the subsistence of this lease or on the termination thereof, such difference or dispute shall be submitted to arbitration in terms of the arbitration laws of the time being in force. Each of the parties shall nominate an arbitrator, who before entering upon such arbitration shall nominate an umpire in the event of their differing of opinion or failing to reach agreement, and the conduct of the arbitration proceedings shall be as agreed between the parties, or failing agreement as determined by the arbitrators. The decision or award of the arbitrators shall be conclusive and binding upon the parties and may be made an order of a court of competent jurisdiction.

14 Domicilium

14.1 The parties hereto respectively choose domicilium citandi et executandi for all purposes of and in connection with this lease as follows:

14.1.1 The Grantor: at c/o SC VERCUEIL ATTORNEYS
2ND FLOOR, METRODENPARK BUILDING
572 VERMEULEN STREET
ARCADIA, PRETORIA

14.1.2 The Lessee: BLOCK H, BOARDWALK
HAYMEADOW STREET
FAERIE GLEN, PRETORIA.

14.2 The parties hereto shall be entitled to change their domicilia from time to time: Provided however that any new domicilium shall be situated in the Republic of South Africa, and such change shall only be effective after receipt by the other party of written notice of such change.

14.3 All payments in terms of this lease and all notice, demands or communications intended for either party shall be made or given at such party's domicilium for the time being by prepaid registered post, telex, telefax, telegram or hand delivery, and, if sent:

14.3.1 by telex, telefax or telegram or hand delivery, shall be deemed to have been made, given and received on the date of dispatch or delivery;

14.3.2 by prepaid registered post, shall be deemed to have been received within 7 (SEVEN) days after posting.

14.4 Notwithstanding anything to the contrary herein contained, but without detracting from the rights of the Lessee to otherwise deal with the matter, any notice given, or payment made by the Lessee to the person who, on due date thereof, was the registered holder of the Mineral Rights shall be a valid and effective notice or payment as the case may be.

14.5 Should the Property and / or the Rights to Minerals at any time be subdivided or alienated, to more than one person, then the Lessee shall be entitled to choose to which of the persons comprising the Grantor, it shall give notices or make payments on behalf of all the persons comprising the Grantor, and such notices and payments shall be deemed to be sufficient, effective and validly given or made on behalf of all the persons comprising the Grantor, and shall relieve the Lessee of all liability in respect thereof accordingly, and the Lessee shall not be responsible for the division or distribution of any such payment among the said persons.

15 Value-added tax

Notwithstanding the provision in section 64 of the Value-Added Tax Act 89 of 1991, any amount payable to the Grantor in terms of this lease is cited inclusive of value-added tax (VAT). The Grantor warrants that at the date of signature hereof he is a vendor, and that he will in writing inform the Lessee of all changes in this regard as soon as they occur.

The Lessee shall be obliged to pay VAT only against a tax invoice submitted by the Grantor and shall effect such payment within 30 (THIRTY) days of receipt of such tax invoice.

16 Registration

This lease shall be registered in the appropriate deeds registry office, and the Grantor shall make available his mineral right title, and shall make, sign and execute all requisite deeds and documents necessary for that purpose when called upon by the Lessee's attorneys so to do. Registration shall be effected by the Lessee's attorneys.

17 Costs

All costs of and incidental to the drawing, execution and registration of this lease, including any transfer duty payable in connection therewith shall be paid by the Lessee.

THUS DONE AND SIGNED at Pretoria on the 15 day of May 2003, in the presence of the undersigned witnesses

Witnesses :

1. ______________________

2. ______________________

____
Duly authorised representative of the GRANTOR

THUS DONE AND SIGNED at PRETORIA on the 16 day of MAY 2003, in the presence of the undersigned witnesses

Witnesses :

1. ______________________

2. ______________________

____
Duly authorised representative of the LESSEE

QUOD ATTESTOR

NOTARY PUBLIC

ANNEXURE M.T. TO NOTARIAL LEASE
SCHEDULE OF MINING TITLES

OMARURU MINERALS (PTY) LIMITED

	FILE NO.	R.M.T. NO.	M.C.D. NO.	LICENCE NO.	CLAIM TYPE	CLAIM NO's	AREA ha	FARMS	PAYABLE	AMOUNT Rands	VALID TO	COMMENTS	REGISTERED OWNER	ORIGINALS DOCUMENT	PLAN
MINERAL RIGHTS															
	2/7	N/A	N/A	N/A	N/A		821	SUDWALASKRAAL PTN 3		0.00	ETERNITY	DEED OF TRANSFER	OMARURU	YES	COPY, ORIGINAL WITH FREEHOLD OWNER
	Total						821								
CLAIMS															
	3/2	M33/78	1/2208	18869	45	217	129	ELANDSHOOGTE 270 JT	ANNUALLY	1041.60	30/06/01		OMARURU	-	YES
	3/2	M34/78	1/2206	19368	48	564	335	ELANDSHOOGTE 270 JT	ANNUALLY	2707.20	30/06/01		OMARURU	-	YES
	3/2	M102/93	1/3324	20249	58	822	370	ELANDSHOOGTE 270 JT	ANNUALLY	2565.60	30/06/01		OMARURU	YES	YES
	3/3	220	E15/5348	17397/99	48	136	81	RIETVALLEI 156 JT	ANNUALLY	652.80	30/06/01		OMARURU	-	YES
	Total					1539	915								
DUMP PERMITS															
	3/4	0058/73	14/75	29/75			1	ELANSHOOGTE 270 JT	ANNUALLY	120.00	30/06/01	ELANDSHOOGTE	OMARURU	-	YES
	3/4	220	14/39	41			1	RIETVALLEI 256 JT	ANNUALLY	120.00	30/06/01	ELANDSHOOGTE	OMARURU	-	YES
	Total														
SURFACE RIGHTS															
	3/5	399/89	6/868	124/90			0	RIETVALLEI 256 JT	ANNUALLY	12.00	30/06/01	MAGAZINE	OMARURU	YES	YES
	3/5	94/82	6/867	315/90			1	RIETVALLEI 256 JT	ANNUALLY	12.00	30/06/01	SHAFT EQUIPMENT	OMARURU	YES	YES
	3/5	186/81	6/888	E7/82			1	RIETVALLEI 256 JT	ANNUALLY	12.00	30/06/01	COMPRESSOR	OMARURU	YES	YES
	3/6	323/80	6/859	E216/80			2	ELANSHOOGTE 270 JT	ANNUALLY	24.00	30/06/01	MILL SITE	OMARURU	YES	YES
	3/7	210/81	6/870	E74/83			1	ELANSHOOGTE 270 JT	ANNUALLY	24.00	30/06/01	SLIMES DAM	OMARURU	YES	YES
	3/10	165/91	6/1258	177/91			2	ELANSHOOGTE 270 JT	ANNUALLY	24.00	30/06/01	SOCCER FIELD	OMARURU	YES	YES
	3/11	175/91	6/1257	187/91			30	ELANSHOOGTE 270 JT	ANNUALLY	696.00	30/06/01	SLIMES DAM	OMARURU	YES	YES
	3/11	34/91	6/1254	60/91			0	ELANSHOOGTE 270 JT	ANNUALLY	12.00	30/06/01	MAGZINE	OMARURU	YES	YES
	3/12	2/92	5/858	175/92			1	ELANSHOOGTE 270 JT	ANNUALLY	24.00	30/06/01	BLACK HOUSING	OMARURU	YES	YES
	3/12	303/90	6/1017	501/90			3	ELANSHOOGTE 270 JT	ANNUALLY	72.00	30/06/01	SLIMES DAM	OMARURU	YES	YES
	3/13	79/92	6/1298	23/93			1	ELANSHOOGTE 270 JT	ANNUALLY	12.00	30/06/01	OFFICE etc	OMARURU	YES	YES
	3/13	7/92	6/1297	38/92			0	ELANSHOOGTE 270 JT	ANNUALLY	12.00	30/06/01	PIPE LINE ROUTE	OMARURU	YES	YES
	3/13	83/92	6/1256	120/92			8	ELANSHOOGTE 270 JT	ANNUALLY	168.00	30/06/01	SLIMES DAM	OMARURU	YES	YES
	3/15	170/91	6/1294	21/92			30	ELANSHOOGTE 270 JT	ANNUALLY	360.00	30/06/01	SHAFT EQUIPMENT	OMARURU	YES	YES
	Total						60								
WATER RIGHT															
	3/10	7/245					0	ELANSHOOGTE 270 JT		0.00	AD INFINITUM	WATER RIGHT	OMARURU	YES	YES